CURRENT REPORT FOR ISSUERS SUBJECT TO THE

1934 ACT REPORTING REQUIREMENTS

FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

December 3, 2014

Date of Report

(Date of Earliest Event Reported)

DYNARESOURCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30371	94-1589426
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 W. Las Colinas Blvd., Suite 744 East Tower, Irving, Texas 75039

(Address of principal executive offices (zip code))

(972) 868-9066

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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 Item 7.01 Regulation FD Disclosure.

In connection with a contemplated investment in DynaResource, Inc. (the “Company”), on December 3, 2014 the Company furnished to a prospective investor an operational status report (the “SJG Operational Status Report”) on the San Jose de Gracia Project in Sinaloa, México. A copy of the SJG Operational Status Report is attached as Exhibit 99.1 to this report.

On January 16, 2015 the Company furnished to a prospective investor a Pilot Production Proforma (the “SJG Pilot Production Proforma”) for the San Jose de Gracia Project in México, covering an eight-year time frame commencing in 2015. A copy of the SJG Pilot Production Proforma is attached as Exhibit 99.2 to this report. Of note, the SJG Pilot Production Proforma assumes a capital infusion of $6,250,000 in year 1, and no other outside capital infusion would be required in order to accomplish the operational results as indicated during the eight-year time frame covered by the SJG Pilot Production Proforma.

The information set forth in this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1 *	December 3, 2014 Operational Status Report on the San Jose de Gracia Project in Sinaloa, México
99.2 *	January 16, 2015 Pilot Production Proforma for the San Jose de Gracia Project in Sinaloa, México

_______________

* Filed herewith

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNARESOURCE, INC.
(Registrant)

By:	/s/ K.W. Diepholz
Name: K.W. Diepholz
Titla: Chairman and CEO

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EXHIBIT INDEX

Exhibit Number	Description
99.1 *	December 3, 2014 Operational Status Report on the San Jose de Gracia Project in Sinaloa, México
99.2 *	January 16, 2015 Pilot Production Proforma for the San Jose de Gracia Project in Sinaloa, México

_______________

* Filed herewith

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